POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of February, 2021.

/s/ Robert Axel
Robert D. Axel
Senior Vice President,
Controller and Principal
Accounting Officer

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of November, 2020.

/s/ Thomas J. Baltimore
Thomas J. Baltimore
Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this day of November, 2020.

     /s/ Gilbert Casellas
Gilbert F. Casellas
Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of February, 2021.

/s/ Robert Falzon
Robert M. Falzon
Vice Chair and Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of November, 2020.

/s/ Martina Hund-Mejean
Martina Hund-Mejean
Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of November, 2020.

/s/ Wendy Elizabeth Jones
Wendy Elizabeth Jones
Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November, 2020.

/s/ Karl J. Krapek
Karl J. Krapek
Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2020.

/s/ Peter Lighte
Peter R. Lighte
Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of February, 2021.

/s/ Charles F. Lowrey                             Charles F. Lowrey
President, CEO, Chairman and Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 2020.

/s/ George Paz
George Paz
Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of November, 2020.

/s/ Sandra Pianalto
Sandra Pianalto
Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of November, 2020.

/s/ Christine Poon
Christine A. Poon
    Director

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this day of November, 2020.

/s/ Douglas A. Scovanner
Douglas A. Scovanner
Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of February, 2021.

/s/ Kenneth Y. Tanji
Kenneth Y. Tanji
Executive Vice President and
Chief Financial Officer

POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below, being a director or officer of The Prudential Insurance Company of America [“Prudential”], constitutes and appoints KATHLEEN P. DECELIE, MICHAEL P. DESIMONE, CLAUDIA DIGIACOMO, MICHELE M. DRUMMEY, WILLIAM J. EVERS, KHALIF I. FORD, MELISSA A. GONZALEZ, DIANA N. HUFFMAN, CHRISTOPHER J. MADIN, JOANN MAZUR KIELBLOCK, SUMY MCELENEY, PATRICK MCGUINNESS, KAREN M. SILLS, and JORDAN K. THOMSEN, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission [the “Commission”], in connection with where appliable: Registration statements on the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of Prudential filed with the Securities and Exchange Commission for the Registrations listed on Schedule A.

IN WITNESS WHEREOF, I have hereunto set my hand this day of November, 2020.

/s/ Michael A. Todman
Michael A. Todman
Director

Schedule A

The Prudential Variable Contract Account-2 [Reg. No. 811-01612] and group variable annuity contracts [Reg. No. 002-28316], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-10 [Reg. 811-03421] and group annuity contracts [Reg. No. 002-76580], to the extent they represent participating interest in such account;

The Prudential Variable Contract Account-11 [Reg. No. 811-03422] and group annuity contracts [Reg. No. 002-76581], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account-24 [Reg. No. 811-05053] and group annuity contracts [Reg. No. 033-12362], to the extent they represent participating interests in such account;

The Prudential Variable Contract Real Property Account [Reg. No. 333-223075 – Form S-1 to be filed on behalf of The Prudential Variable Contract Real Property Account for the purpose of registering additional units of interest.] and individual variable life insurance and annuity contracts, to the extent they represent participating interests in such account;

The Prudential Investment Plan Account [Reg. No. 811-01850] and Systematic Investment Plan Contracts [Reg. No. 002-52715]; to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account [Reg. No. 811-01848] and Variable Annuity Contracts [Reg. No. 002-52714], to the extent they represent participating interests in such account;

The Prudential Annuity Plan Account-2 [Reg. No. 811-01849] and Variable Annuity Contracts [Reg. No. 002-52589 and Reg. No. 002-59232], to the extent they represent participating interests in such account;

The Prudential Individual Variable Contract Account [Reg. No. 811-03622] and Individual Variable Annuity Contracts [Reg. No. 033-25434 and Reg. No. 002-80897], to the extent they represent participating interests in such account;

The Prudential Qualified Individual Variable Contract Account [Reg. No. 811-03625] and Individual Variable Annuity Contracts [Reg. No. 002-81318], to the extent they represent participating interests in such account;

The Prudential Variable Appreciable Account [Reg. No. 811-05466] and Variable Life Insurance Contracts [Reg. No. 033-20000, Reg. No. 033-25372, Reg. No. 333-64957,

and Reg. No. 033-61079], to the extent they represent participating interests in such account;

The Prudential Variable Contract Account GI-2 [Reg. No. 811-07545] and Group Variable Life Insurance Contracts [Reg. No. 333-01031 and Reg. No. 333-137572], to the extent they represent participating interest in such account;

The Prudential Discovery Premier Group Variable Contract Account [Reg. No. 811-09799] and group annuity contracts [Reg. No. 333-95637], to the extent they represent participating interests in such account; and

The Prudential Discovery Select Group Variable Contract Account [Reg. No. 811-08091] and group annuity contracts [Reg. No. 333-23271], to the extent they represent participating interests in such account.